Basis of Presentation and Summary of Significant Accounting Policies	9 Months Ended
Sep. 24, 2014
Accounting Policies [Abstract]
Basis of Presentation and Summary of Significant Accounting Policies

1. BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Overview

El Pollo Loco Holdings, Inc. (“Holdings”) is a Delaware corporation headquartered in Costa Mesa, California. Holdings and its direct and indirect subsidiaries are collectively known as “we,” “us” or the “Company.” Our activities are conducted principally through our indirect wholly-owned subsidiary, El Pollo Loco, Inc. (“EPL”), which develops, franchises, licenses, and operates quick-service restaurants under the name El Pollo Loco® and operates under one business segment. At September 24, 2014, we operated 166 and franchised 239 El Pollo Loco restaurants.

Basis of Presentation

We have prepared the accompanying interim unaudited condensed consolidated financial statements pursuant to the rules and regulations of the Securities and Exchange Commission (the “SEC”). Accordingly, they do not include all of the information and footnotes required by generally accepted accounting principles in the United States (“GAAP”) for complete financial statements. In our opinion, all adjustments considered necessary for the fair presentation of our results of operations, financial position, and cash flows for the periods presented have been included and are of a normal, recurring nature. The results of operations for interim periods are not necessarily indicative of the results to be expected for a full year. These financial statements should be read in conjunction with the audited financial statements and notes thereto for the year ended December 25, 2013.

We use a 52- or 53-week fiscal year ending on the last Wednesday of the calendar year. In a 52-week fiscal year, each quarter includes 13 weeks of operations; in a 53-week fiscal year, the first, second and third quarters each include 13 weeks of operations and the fourth quarter includes 14 weeks of operations. Every six or seven years a 53-week fiscal year occurs. Fiscal 2013, which was a 52-week year, ended on December 25, 2013. Fiscal 2014, which is a 53-week year, will end on December 31, 2014. Because fiscal 2014 is a 53-week year, both revenues and expenses, and other financial and operational figures, may be on an elevated scale compared with 52-week periods both before and after.

On July 14, 2014, we amended our certificate of incorporation to increase our authorized share count to 200,000,000 shares of common stock, par value $0.01 per share, and split our stock 8.56381:1. On July 24, 2014, we amended and restated our certificate of incorporation to, among other things, increase our authorized share count to 300,000,000 shares of stock, including 200,000,000 shares of common stock and 100,000,000 shares of preferred stock, each par value $0.01 per share. On July 30, 2014, we completed our initial public offering of 8,214,286 shares of common stock at a price to the public of $15.00 per share (the “IPO”), including 1,071,429 shares sold to the underwriters pursuant to their option to purchase additional shares. After underwriting discounts, commissions, and fees and expenses of IPO offering and distribution, we received net IPO proceeds of approximately $112.3 million. We used these proceeds primarily to repay in whole a $100 million second lien term loan (the “Second Lien Term Loan”). All share and per-share data herein have been adjusted to reflect the 8.56381 for 1 common stock split effected on July 14, 2014 as though it had occurred prior to the earliest data presented.

The accompanying condensed consolidated financial statements include the accounts of Holdings and its wholly-owned subsidiaries. All intercompany balances and transactions have been eliminated in consolidation.

Use of Estimates

The preparation of financial statements in conformance with GAAP requires us to make estimates and assumptions that affect (i) the reported amounts of assets and liabilities, and disclosures of contingent assets and liabilities, at the date of the financial statements, and (ii) revenue and expenses during the period reported. Actual results could materially differ from those estimates. Our significant estimates include estimates for (i) impairment of goodwill, intangible assets and plant and equipment, (ii) insurance reserves, (iii) lease termination liabilities, (iv) stock-based compensation, and (v) income tax valuation allowances.

Reclassifications

Certain comparative prior year amounts in the condensed consolidated financial statements and accompanying notes have been reclassified to conform to the current year presentation. These reclassifications have no effect on previously-reported net income.

Liquidity

Our principal liquidity requirements are to service our debt and to meet capital expenditure needs. At September 24, 2014, our total debt was $188.7 million. Our ability to make payments on our indebtedness and to fund planned capital expenditures depends on available cash and on our ability to generate adequate cash flows in the future, which, to a certain extent, is subject to general economic, financial, competitive, legislative, regulatory, and other factors that are beyond our control. Based on current operations, we believe that our cash flow from operations, available cash of $41.8 million at September 24, 2014, and available borrowings under our $15 million senior secured revolving credit facility (the “Revolver”) (which availability was approximately $7.7 million at September 24, 2014) will be adequate to meet our liquidity needs for the next 12 months.

Concentration of Risk

We have two suppliers for which amounts due at September 24, 2014, and December 25, 2013, totaled 43% and 45% and 11% and 11%, respectively, of our accounts payable. Purchases from the same suppliers accounted for the majority of our purchases for the periods ended September 24, 2014, and September 25, 2013. Company-operated and franchised restaurants in the greater Los Angeles area generated, in the aggregate, approximately 79% and 80% of revenue for the thirteen weeks ended September 24, 2014, and September 25, 2013 respectively, and approximately 80% for the thirty-nine weeks ended September 24, 2014, and September 25, 2013.

Goodwill and Indefinite Lived Intangible Assets

Our indefinite lived intangible assets consist of trademarks. Goodwill represents the excess of cost over fair value of net identified assets acquired in business combinations accounted for under the purchase method. We do not amortize our goodwill and indefinite lived intangible assets.

Upon the sale of a restaurant, we decrement goodwill. The amount of goodwill that we include in the cost basis of the asset sold is determined based on the relative fair value of the reporting unit disposed of as a percentage of the fair value of the reporting unit retained.

We perform annual impairment tests for goodwill during the fourth fiscal quarter of each year, or more frequently if impairment indicators arise.

We review goodwill for impairment utilizing either a qualitative assessment or a two-step process. If we decide that it is appropriate to perform a qualitative assessment and conclude that the fair value of a reporting unit more likely than not exceeds its carrying value, no further evaluation is necessary. If we perform the two-step process, the first step of the goodwill impairment test is used to identify potential impairment by comparing the fair value of a reporting unit with its carrying amount, including goodwill. If the fair value of a reporting unit exceeds its carrying amount, goodwill of the reporting unit is considered not impaired and the second step of the impairment test is unnecessary. If the carrying amount of a reporting unit exceeds its fair value, the second step is performed to measure the amount of impairment by comparing the carrying amount of the goodwill to a determination of the implied value of the goodwill. If the carrying amount of goodwill is greater than the implied value, an impairment charge is recognized for the difference.

We perform annual impairment tests for indefinite lived intangible assets during the fourth fiscal quarter of each year, or more frequently if impairment indicators arise. An impairment test consists of either a qualitative assessment or a comparison of the fair value of an intangible asset with its carrying amount. The excess of the carrying amount of an intangible asset over its fair value is its impairment loss.

We did not identify any indicators of potential impairment during the thirty-nine weeks ended September 24, 2014, and therefore did not perform any impairment review.

Gain on Sale of Restaurants

On September 24, 2014, we completed an agreement to sell six company-operated restaurants in the greater San Antonio area to AA Pollo, Inc., resulting in cash proceeds of $5.4 million. Goodwill was decremented by $650,000, based on a calculation of the fair value of the restaurants sold as a percentage of the relative fair value of the remainder of the reporting units retained. We recognized a net gain of $2.7 million on this transaction, which is recorded as a gain on sale of restaurants in the accompanying statement of operations. These six restaurants will now be franchised. In addition, in connection with the sale, AA Pollo, Inc., entered into an exclusive development agreement with us to develop and open eight restaurants in the greater San Antonio area. We have also agreed to an additional exclusive franchise development agreement with AA Pollo, Inc., for the development of twelve restaurants in the Houston area.

Income Taxes

Provision for income taxes, income taxes payable, and deferred income taxes are determined using the asset and liability method. Deferred tax assets and liabilities are determined based on temporary differences between the financial carrying amounts and the tax bases of assets and liabilities using enacted tax rates in effect in the years in which the temporary differences are expected to reverse. On a periodic basis, we assess the probability that our net deferred tax assets, if any, will be recovered. If, after evaluating all of the positive and negative evidence, we conclude that it is more likely than not that some or all of our net deferred tax assets will not be recovered, we provide for a valuation allowance by charging to tax expense to reserve the portion of deferred tax assets that we do not expect to be realized. At December 25, 2013, we maintained a full valuation allowance against our deferred tax assets. After evaluating all of the positive and negative evidence, including our continued profitability and the reduction in interest expense resulting from the 2013 Refinancing (as defined below), our completed initial public offering and the resultant payoff of the Second Lien Term Loan, we concluded that it is more likely than not that our net deferred tax assets will be recovered. As a result, during the quarter ending September 24, 2014, we released our valuation allowance of approximately $65 million. In addition, during the quarter, we applied for various tax credits that resulted in $5.4 million of additional deferred tax assets and tax benefits.

We review our filing positions for all open tax years in all U.S. federal and state jurisdictions where we are required to file.

When there are uncertainties related to potential income tax benefits, in order to qualify for recognition, the position we take has to have at least a “more likely than not” chance of being sustained (based on the position’s technical merits) upon challenge by the respective authorities. The term “more likely than not” means a likelihood of more than 50 percent. Otherwise, we may not recognize any of the potential tax benefit associated with the position. We recognize a benefit for a tax position that meets the “more likely than not” criterion at the largest amount of tax benefit that is greater than 50 percent likely of being realized upon its effective resolution. Unrecognized tax benefits involve our judgment regarding the likelihood of the benefit being sustained. The final resolution of uncertain tax positions could result in adjustments to recorded amounts and may affect our results of operations, financial position, and cash flows.

We recognize interest and penalties related to income tax matters in income tax expense. We had no accrual for interest or penalties at September 24, 2014, or at December 25, 2013, and did not recognize interest or penalties during the thirteen and thirty-nine weeks ended September 24, 2014, and September 25, 2013, respectively, since we had no material unrecognized tax benefits. We do not anticipate material changes in our amount of unrecognized tax benefits within the next twelve months.

On July 30, 2014, we entered into an Income Tax Receivable Agreement (the “TRA”). The TRA calls for us to pay to our pre-IPO stockholders 85% of the savings in cash that we realize in our taxes as a result of utilizing our net operating losses and other tax attributes attributable to preceding periods. In connection with the TRA, we have amended our first lien credit agreement (the “First Lien Credit Agreement”) to permit dividend payments to us by our subsidiaries in amounts up to $11 million per fiscal year, not to exceed $33 million in the aggregate, while the First Lien Credit Agreement is outstanding. During the quarter, we incurred a charge of approximately $40 million relating to the present value of our total expected TRA payments.

Franchise Development Option Agreement

On July 11, 2014, EPL and Trimaran Pollo Partners, L.L.C. (“LLC”) entered into a Franchise Development Option Agreement relating to development of our restaurants in the New York–Newark, NY–NJ–CT–PA Combined Statistical Area (the “Territory”). EPL granted LLC the exclusive option to develop and open fifteen restaurants in the Territory over five years (the “Initial Option”), and, provided that the Initial Option is exercised, the exclusive option to develop and open up to an additional one hundred restaurants in the Territory over ten years. The Franchise Development Option Agreement terminates (i) ten years after execution, or (ii) if the Initial Option is exercised, five years after that exercise. LLC may only exercise the Initial Option if EPL first determines to begin development of company-operated restaurants in the Territory or support the development of the Territory. We have no current intention to begin development in the Territory.